UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 6, 2017

Sysco Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-06544 (Commission File Number)	74-1648137 (IRS Employer Identification No.)

1390 Enclave Parkway, Houston, TX 77077-2099

(Address of principal executive office) (zip code)

Registrant’s telephone number, including area code: (281) 584-1390

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Unless this Current Report on Form 8-K (this “Form 8-K”) indicates otherwise or the context otherwise requires, the terms “we,” “our,” “us,” “Sysco,” or “the company” as used in this Form 8-K refer to Sysco Corporation together with its consolidated subsidiaries and divisions.

In the first quarter of fiscal 2017, Sysco completed the acquisition of Cucina Lux Investments Limited (a private company limited by shares organized under the laws of England and Wales), a holding company of the Brakes Group. This acquisition, combined with a change in how Sysco assesses performance and allocates resources, resulted in a change in Sysco’s segment reporting. This Form 8-K is being filed to reflect the new basis of segment reporting from Sysco’s previously filed Annual Report on Form 10-K for the fiscal year ended July 2, 2016 (the “2016 Form 10-K”). The rules of the U.S. Securities and Exchange Commission (the “SEC”) require that, when a registrant has a fundamental change, which might include a segment reporting change, the registrant must update outstanding registration statements on Form S-3 to reflect the change.

The new segment reporting is already reflected in Sysco’s Quarterly Reports on Form 10-Q for the quarters ended October 1, 2016 and December 31, 2016 (the “Form 10-Q”). In the exhibits to this Form 8-K, Sysco has revised applicable sections of Part I, Item 1, Business, Part II, Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”), and Part II, Item 8, Financial Statements and Supplementary Data included in the company’s 2016 Form 10-K to reflect these changes and include the impact of a change in allocation between corporate and each segment that is not material but is consistent with management’s assessment of segment performance in fiscal 2017. The updates do not represent a restatement of previously issued financial statements.

The Business section, MD&A and Financial Statements and Supplementary Data filed with this Form 8-K are historical in nature and have not been updated in any way other than to reflect the new segment reporting and the immaterial allocation between corporate and the segments, as well as to correct certain information contained in the SYGMA segment discussion in MD&A. Except for the segment reporting and allocation revisions described above, the MD&A speaks as of August 29, 2016, the filing date of the 2016 Form 10-K. For this reason, the MD&A may include predictions or other forward-looking statements that are now outdated. No other information in our 2016 Form 10-K has been updated for events or developments that occurred, or facts that became known to management, subsequent to the initial filing of the 2016 Form 10-K with the SEC. For developments since the initial filing of the 2016 Form 10-K, and a current MD&A discussion about the company, please refer to our Form 10-Q. The information in this Form 8-K, including the exhibits, should be read in conjunction with the 2016 Form 10-K and subsequent SEC filings, including in particular, the Form 10-Q.

Certain statements made in the exhibits to this Form 8-K that look forward in time or express management’s expectations or beliefs with respect to the occurrence of future events are forward-looking statements under the Private Securities Litigation Reform Act of 1995. These statements were made as of August 29, 2016, and they have not been updated and may now be out of date. Such statements can also be identified by words such as “future,” “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “will,” “would,” “could,” “can,” “may,” and similar terms. Forward-looking statements are not guarantees of future performance and our actual results may differ significantly from the results discussed in the forward-looking statements. In addition to developments, and facts that became known to management, subsequent to August 26, 2016, factors that might cause such differences include, but are not limited to, the risk factors discussed below. In addition, the success of Sysco’s three year strategic financial objectives could be affected by conditions in the economy and the industry and internal factors, such as the ability to control expenses, including fuel costs. Our expectations for the Brakes Acquisition could be impacted by unfavorable economic conditions in Europe. Our expectations regarding case growth and cost per case may be impacted by factors beyond our control, including actions by our competitors and/or customers. Our expectations for deflation could be impacted by market events and supplier costs. Company-sponsored pension plan liabilities are impacted by a number of factors including the discount rate for determining the current value of plan benefits and the expected rate of return on plan assets. The amount of shares repurchased in a given period is subject to a number of factors, including available cash and our general working capital needs at the time. Meeting our dividend target objectives depends on our level of earnings, available cash and the success of our various strategic initiatives. Our expectations regarding earnings per share and various items impacting earnings is subject to a number of factors, including our ability to manage operating expenses and the impact of

Certain Items. Our plans with respect to growth in international markets and adjacent areas that complement our core business are subject to our other strategic initiatives, the allocation of resources, and plans and economic conditions generally. Legal proceedings and the adequacy of insurance are impacted by events, circumstances and individuals beyond the control of Sysco. Expectations of cash tax payments can be impacted by our performance. The need for additional borrowing or other capital is impacted by various factors, including capital expenditures or acquisitions in excess of those currently anticipated, levels of stock repurchases, or other unexpected cash requirements. Plans regarding the repayment of debt are subject to change at any time based on management’s assessment of the overall needs of the company. Capital expenditures may vary from those projected based on changes in business plans and other factors, including risks related to the timing and successful completions of acquisitions, construction schedules and the possibility that other cash requirements could result in delays or cancellations of capital spending. Our ability to finance capital expenditures as anticipated may be influenced by our results of operations, our borrowing capacity, share repurchases, dividend levels and other factors. Expectations regarding tax rates and the transfer of cash held in foreign jurisdictions are subject to various factors beyond our control and decisions of management throughout the fiscal year that are subject to change based on Sysco’s business needs. The anticipated impact of compliance with laws and regulations also involves the risk that estimates may turn out to be materially incorrect, and laws and regulations, as well as methods of enforcement, are subject to change.

Actual results may differ materially due in part to the risk factors set forth below and those discussed in Item 1A of our Annual Report on Form 10-K for the fiscal year ended July 2, 2016:

•	periods of significant or prolonged inflation or deflation and their impact on our product costs and profitability;

•	risks related to unfavorable conditions in the U.S. economy and local markets and the impact on our results of operations and financial condition;

•	the risks related to our efforts to meet our long-term strategic objectives, including the risk that these efforts may not provide the expected benefits in our anticipated time frame, if at all, and may prove costlier than expected; the risk that the actual costs of any initiatives may be greater or less than currently expected; and the risk of adverse effects to us if past and future undertakings and the associated changes to our business do not prove to be cost effective or do not result in the level of cost savings and other benefits that we anticipated;

•	the impact of unexpected future changes to our business initiatives based on management’s subjective evaluation of our overall business needs;

•	the risk that competition in our industry may adversely impact our margins and our ability to retain customers and make it difficult for us to maintain our market share, growth rate and profitability;

•	the risk that we may not be able to fully compensate for increases in fuel costs, and forward purchase commitments intended to contain fuel costs could result in above market fuel costs;

•	the risk of interruption of supplies and increase in product costs as a result of conditions beyond our control;

•	the potential impact on our reputation and earnings of adverse publicity or lack of confidence in our products;

•	risks related to unfavorable changes to the mix of locally managed customers versus corporate-managed customers;

•	the risk that we may not realize anticipated benefits from our operating cost reduction efforts;

•	difficulties in successfully expanding into international markets and complimentary lines of business;

•	the potential impact of product liability claims;

•	the risk that we fail to comply with requirements imposed by applicable law or government regulations;

•	risks related to our ability to effectively finance and integrate acquired businesses;

•	risks that we may be unable to access sufficient borrowed funds in order to grow and any default by us under our indebtedness that could have a material adverse impact on cash flow and liquidity;

•	our level of indebtedness and the terms of our indebtedness could adversely affect our business and liquidity position;

•	the risk that the implementation of various initiatives, the timing and successful completion of acquisitions, construction schedules and the possibility that other cash requirements could result in delays or cancellations of capital spending;

•	the risk that the results of the referendum on June 23, 2016 in the United Kingdom to exit the European Union, commonly referred to as Brexit, may adversely impact our operations in the United Kingdom, including those of Brakes;

•	the risk that factors beyond management’s control, including fluctuations in the stock market, as well as management’s future subjective evaluation of the company’s needs, would impact the timing of share repurchases;

•	due to our reliance on technology, any technology disruption or delay in implementing new technology could have a material negative impact on our business;

•	the risk that a cybersecurity incident and other technology disruptions could negatively impact our business and our relationships with customers;

•	the potential requirement to pay material amounts under our multiemployer defined benefit pension plans;

•	our funding requirements for our company-sponsored qualified pension plan may increase should financial markets experience future declines;

•	labor issues, including the renegotiation of union contracts and shortage of qualified labor; and

•	the risk that the anti-takeover benefits provided by our preferred stock may not be viewed as beneficial to stockholders.

For a more detailed discussion of factors that could cause actual results to differ from those contained in the forward-looking statements, see the risk factors discussion contained in Item 1A of our Annual Report on Form 10-K for the fiscal year ended July 2, 2016.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

23.1	Consent of Ernst & Young LLP.

99.1	Revised Part I, Item 1. Business.

99.2	Revised Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations as of, and for the period ending, July 2, 2016.

99.3	Revised Part II, Item 8. Financial Statements and Supplementary Data as of July 2, 2016 and June 27, 2015, and the related consolidated results of operations, and statements of comprehensive income, changes in shareholders’ equity and cash flows for each of the three years in the period ended July 2, 2016. [1]

[1]     Financial statements in this exhibit are now our historical financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Sysco Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sysco Corporation

Date: February 6, 2017	By:	/s/ Joel T. Grade
Executive Vice President and Chief Financial Officer

EXHIBITS INDEX

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP.

99.1	Revised Part I, Item 1. Business.

99.2	Revised Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations as of, and for the period ending, July 2, 2016.

99.3

Revised Part II, Item 8. Financial Statements and Supplementary Data as of July 2, 2016 and June 27, 2015, and

the related consolidated results of operations, and statements of comprehensive income, changes in shareholders’

equity and cash flows for each of the three years in the period ended July 2, 2016. [1]

[1]	Financial statements in this exhibit are now our historical financial statements.